j2 Global Reports Q4 and Year End 2010 Results and
Provides 2011 Outlook

Record Quarterly and Annual Revenues

Record Quarterly and Annual Non-GAAP EPS

LOS ANGELES—February 15, 2011—j2 Global Communications, Inc. [NASDAQ:JCOM] today reported financial results for the fourth quarter and year ended December 31, 2010.

FOURTH QUARTER 2010 RESULTS

During the quarter the Company added over 500,000 paying DIDs, bringing its total to more than 1.9 million.

Subscriber revenues increased 17% to a quarterly record $70.3 million compared to $60.2 million in Q4 2009.

Total revenues increased 17% to a quarterly record $71.0 million compared to $60.9 million in Q4 2009.

GAAP net earnings per diluted share increased 49% to $0.58 compared to $0.39 for Q4 2009.

Non-GAAP net earnings per diluted share(3) increased 33% to a quarterly record $0.60 compared to $0.45 for Q4 2009.

Free cash flow(4) for Q4 2010 was $21.6 million after impact of approximately $3.3 million, net of tax, transaction and transition-related costs, compared to $22.2 million for Q4 2009.

Key financial results for fourth quarter 2010 versus fourth quarter 2009 are as follows:

	Q4 2010	Q4 2009	% Change
Subscriber Revenues	$70.3 million	$60.2 million	16.8%
Total Revenues	$71.0 million	$60.9 million	16.6%
GAAP Net Earnings per Diluted Share(1)	$0.58	$0.39	48.7%
Non-GAAP Net Earnings per Diluted Share(2) (3)	$0.60	$0.45	33.3%

Free Cash Flow(4)	$21.6 million	$22.2 million	(3.1%)

(1)	The estimated GAAP effective tax rate was approximately 14% for Q4 2010 and 31% for Q4 2009. The Q4 2010 GAAP rate was reduced by increased foreign income taxed at a lower rate, full year R&D credit recognized in Q4 and the book, but not tax, gain on sale of auction rate securities.

(2)	The estimated Non-GAAP effective tax rate was approximately 18% for Q4 2010 and 31% for Q4 2009. The Q4 2010 Non-GAAP rate was reduced by increased foreign income taxed at a lower rate and full year R&D credit recognized in Q4.

(3)	For Q4 2010, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on sale of auction rate securities, in each case, net of tax, totaling $0.02. For Q4 2009, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, disposal of long-lived asset and gain on auction rate securities, in each case, net of tax, totaling $0.06.

(4)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. Free cash flow for the quarter was impacted by approximately $3.3 million, net of tax, of transition and acquisition- related costs.

FULL YEAR 2010 RESULTS

Subscriber revenues increased 4% to an annual record $252.5 million compared to $241.9 million in 2009.

Total revenues increased 4% to an annual record $255.4 million compared to $245.6 million in 2009.

GAAP net earnings per diluted share increased 22% to $1.81 compared to $1.48 for 2009.

Non-GAAP net earnings per diluted share(7) for 2010 increased 6% to an annual record $1.96 compared to $1.85 for 2009.

Free cash flow(8) for 2010 was $108.8 million, an increase of 7% compared to $101.6 million for 2009.

Key annual financial results for 2010 versus 2009 are as follows:

	2010	2009	% Change
Subscriber Revenues	$252.5 million	$241.9 million	4.4%
Total Revenues	$255.4 million	$245.6 million	4.0%
GAAP Net Earnings per Diluted Share(5)	$1.81	$1.48	22.1%
Non-GAAP Net Earnings per Diluted Share(6) (7)	$1.96	$1.85	6.0%

Free Cash Flow(8)	$108.8 million	$101.6 million	7.1%

(5)	The estimated GAAP effective tax rate was approximately 24.9% for 2010 and 31.7% for 2009. The 2010 GAAP rate was reduced by increased foreign income taxed at a lower rate, a decrease in reserves for uncertain tax positions and a change in valuation allowance.

(6)	The estimated Non-GAAP effective tax rate was approximately 26.3% for 2010 and 29.6% for 2009. The 2010 Non-GAAP rate was reduced by increased foreign income taxed at a lower rate and a decrease in reserves for uncertain tax positions.

(7)	For 2010, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on sale of auction rate securities, in each case, net of tax, totaling $0.15. For 2009, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, impairment of auction rate securities, disposal of long-lived asset and gain on auction rate securities, in each case, net of tax, totaling $0.37.

(8)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. In addition, the amount shown for 2010 excludes the impact of a $14.2 million payment to the IRS in settlement of an audit for transfer pricing covering tax years 2004 through 2008 which was fully accrued for in prior periods. Including this settlement amount, the Company’s free cash flow for the year was $94.6 million. Free cash flow for the year was impacted by approximately $3.4 million, net of tax, of transition and acquisition-related costs.

The Company ended the year with approximately $87 million in cash and investments compared to $244 million as of December 31, 2009. During fiscal 2010 the Company deployed approximately $249 million of cash and investments in connection with business acquisitions.

“We are very proud of our accomplishments in 2010 and look forward to continued improved growth in revenues and earnings in 2011,” said Hemi Zucker, j2 Global’s chief executive officer. “The Company achieved record revenues, earnings and cash flow, added 630,000 paid DIDs and acquired eight businesses. At the same time, we improved our customer retention levels and expanded our geographic coverage by 23% to more than 4,300 cities world-wide. We are also excited at the prospects of our new cloud-based business lines: KeepItSafe™, a data backup service, and Campaigner®, an email marketing offering.”

BUSINESS OUTLOOK

For fiscal 2011, j2 Global expects revenues between $320 and $340 million and Non-GAAP net earnings per diluted share between $2.21 and $2.42, exclusive of between $9 and $11 million of share-based compensation expense and between $5 and $8 million of acquisition-related transition costs.

It is anticipated that the normalized tax rate for 2011 (exclusive of the release of certain FIN 48 reserves) will be between 28% and 30%.

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans more than 4,300 cities in 49 countries on six continents. The Company offers Internet fax, voice and email solutions. j2 Global markets its services principally under the brand names eFax®, MyFax®, eFax Corporate®, Onebox®, eVoice®, Campaigner®, Electric Mail® and KeepItSafe™. As of December 31, 2010, j2 Global had achieved 15 consecutive fiscal years of revenue growth. For more information about j2 Global, please visit www.j2global.com.

Contact:
Jeff Adelman
j2 Global Communications, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2011 financial performance. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2009 Annual Report on Form 10-K filed by j2 Global on February 23, 2010, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2011 financial performance are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	2010	2009
ASSETS
Cash and cash equivalents	$64,752	$197,411
Short-term investments	14,035	31,381
Accounts receivable,
net of allowances of $2,588 and $3,077, respectively	17,423	11,928
Prepaid expenses and other current assets	15,196	13,076
Deferred income taxes	4,096	2,657

Total current assets	115,502	256,453

Long-term investments	8,175	14,887
Property and equipment, net	13,567	13,366
Goodwill	281,848	81,258
Other purchased intangibles, net	99,954	39,091
Deferred income taxes	12,967	8,717
Other assets	610	229

TOTAL ASSETS	$532,623	$414,001

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$25,112	$15,941
Income taxes payable	1,798	1,563
Deferred revenue	16,938	11,411
Liability for uncertain tax positions	13,471	—
Deferred income taxes	573	—

Total current liabilities	57,892	28,915

Liability for uncertain tax positions	24,391	46,820
Deferred income taxes	15,293	—
Other long-term liabilities	3,302	2,094

Total liabilities	100,878	77,829

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	537	529
Additional paid-in capital	164,769	147,619
Treasury stock	(112,671)	(112,671)
Retained earnings	381,145	301,670
Accumulated other comprehensive loss	(2,035)	(975)

Total stockholders' equity	431,745	336,172

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$532,623	$414,001

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2010	2009	2010	2009
Revenues
Subscriber	$70,319	$60,188	$252,492	$241,922
Other	706	727	2,902	3,649

Total revenue	71,025	60,915	255,394	245,571

Cost of revenues (including share-based compensation of $254 and
$1,217 for the three and twelve months of 2010, respectively, and
$328 and $1,263 for the three and twelve months of 2009,
respectively)	12,708	10,480	44,086	44,730

Gross profit	58,317	50,435	211,308	200,841

Operating expenses:
Sales and marketing (including share-based compensation of
$366 and $1,826 for the three and twelve months of 2010,
respectively, and $480 and $1,818 for the three and twelve
months of 2009, respectively)	14,005	9,563	46,332	37,006
Research, development and engineering (including share-based compensation of $170 and $815 for the three and twelve months of 2010, respectively, and $219 and $853 for the three and
twelve months of 2009, respectively)	4,017	2,972	12,827	11,657
General and administrative (including share-based
compensation of $1,380 and $7,079 for the three and twelve
months of 2010, respectively, and $1,896 and $7,084 for the
three and twelve months of 2009, respectively)	13,963	11,693	48,226	45,275

Loss on disposal of long-lived asset	—	2,442	—	2,442

Total operating expenses	31,985	26,670	107,385	96,380

Operating earnings	26,332	23,765	103,923	104,461

Other-than-temporary impairment losses	—	(150)	—	(9,343)

Interest and other income, net	4,964	2,184	6,714	2,661

Earnings before income taxes	31,296	25,799	110,637	97,779

Income tax expense	4,429	8,095	27,590	30,952

Net earnings	$26,867	$17,704	$83,047	$66,827

Basic net earnings per common share	$0.60	$0.40	$1.86	$1.52

Diluted net earnings per common share	$0.58	$0.39	$1.81	$1.48

Basic weighted average shares outstanding	44,843,543	44,220,725	44,578,036	43,936,194

Diluted weighted average shares outstanding	46,358,698	45,244,333	45,941,843	45,138,001

j2 GLOBAL COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	TWELVE MONTHS ENDED
	DECEMBER 31,
	2010	2009
Cash flows from operating activities:
Net earnings	$83,047	$66,827
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	14,510	14,707
Amortization of discount or premium of investments	837	—
Share-based compensation	10,937	11,018
Excess tax benefits from share-based compensation	(62)	(3,063)
Provision for doubtful accounts	1,965	2,378
Deferred income taxes	(541)	(629)
Loss on disposal of long-lived asset	64	2,529
Loss on trading securities	3	4
Gain on sale of available-for-sale investment	(4,477)	(1,812)
Other-than-temporary impairment losses	—	9,343
Decrease (increase) in:
Accounts receivable	(246)	(6)
Prepaid expenses and other current assets	(2,253)	(2,253)
Other assets	(165)	(35)
(Decrease) increase in:
Accounts payable and accrued expenses	1,318	(3,677)
Income taxes payable	(15,767)	(1,161)
Deferred revenue	(1,592)	(537)
Liability for uncertain tax positions	8,114	8,178
Other	693	22
Net cash provided by operating activities	96,385	101,833

Cash flows from investing activities:
Sales of available-for-sale investments	—	2,706
Maturity of certificates of deposit	31,653	—
Redemptions/sales of available-for-sale investments	48,843	—
Purchases of available-for-sale investments	(52,921)	(12,900)
Purchases of certificates of deposit	—	(31,372)
Purchases of property and equipment	(1,842)	(3,251)
Proceeds from sale of assets	13	1,340
Acquisition of businesses, net of cash received	(248,568)	(12,500)
Purchases of intangible assets	(8,312)	(5,472)
Net cash used in investing activities	(231,134)	(61,449)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(4,221)	(470)
Issuance of common stock under employee stock purchase plan	109	120
Exercise of stock options	6,721	2,708
Excess tax benefits from share-based compensation	62	3,063
Net cash provided by financing activities	2,671	5,421

Effect of exchange rate changes on cash and cash equivalents	(581)	826

Net (Decrease) increase in cash and cash equivalents	(132,659)	46,631
Cash and cash equivalents at beginning of period	197,411	150,780
Cash and cash equivalents at end of period	$64,752	$197,411

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation, (3) elimination of certain acquisition and associated exist costs, (4) elimination of loss on disposal of long-lived asset, (5) elimination of other-than-temporary impairment losses, (6) elimination of gain on sales of certain investments and (7) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition and exist costs, loss on disposal of long-lived asset and other-than-temporary impairment losses. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	THREE MONTHS ENDED DECEMBER 31, 2010				THREE MONTHS ENDED DECEMBER 31, 2009
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$70,319	$-		$70,319	$60,188	$-		$60,188
Other	706	-		706	727	-		727

Total revenue	71,025	-		71,025	60,915	-		60,915

Cost of revenues (1), (3)	12,708	(510)	(1), (3)	12,198	10,480	(328)	(1)	10,152

Gross profit	58,317	510		58,827	50,435	328		50,763

Operating expenses:
Sales and marketing (1), (3)	14,005	(1,644)	(1), (3)	12,361	9,563	(480)	(1)	9,083
Research, development and engineering (1), (3)	4,017	(615)	(1), (3)	3,402	2,972	(219)	(1)	2,753
General and administrative (1), (2), (3)	13,963	(3,774)	(1) (2) (3)	10,189	11,693	(1,897)	(1) (2)	9,796
Loss on disposal of long-lived asset (4)	-	-		-	2,442	(2,442)	(4)	-

Total operating expenses	31,985	(6,033)		25,952	26,670	(5,038)		21,632

Operating earnings	26,332	6,543		32,875	23,765	5,366		29,131

Other-than-temporary impairment losses (5)	-	-		-	(150)	150	(5)	-

Interest and other income, net (6)	4,964	(3,922)	(6)	1,042	2,184	(1,812)	(6)	372

Earnings before income taxes	31,296	2,621		33,917	25,799	3,704		29,503

Income tax expense (7)	4,429	1,750	(7)	6,179	8,095	965	(7)	9,060

Net earnings	$26,867	$871		$27,738	$17,704	$2,739		$20,443

Diluted net earnings per share	$0.58			$0.60	$0.39			$0.45

Diluted weighted average shares outstanding	46,358,698			46,358,698	45,244,333			45,244,333

(1) Share-based compensation expense:
Cost of revenues		$(254)				$(328)
Sales and marketing		$(366)				$(480)
Research, development and engineering		$(170)				$(219)
General and administrative		$(1,380)				$(1,896)
		$(2,170)				$(2,923)

(2) Payroll taxes associated with share-based
compensation		$(42)				$(1)

(3) Acquisition and exit costs:
Cost of revenues		$(256)				$-
Sales and marketing		$(1,278)				$-
Research, development and engineering		$(445)				$-
General and administrative		$(2,352)				$-
		$(4,331)				$-

(4) Loss on disposal of long-lived asset		$-				$(2,442)

(5) Other-than-temporary impairment losses		$-				$150

(6) Gain on sales of investments		$(3,922)				$(1,812)

(7) Income tax adjustment, net impact of the
items above
Share-based compensation expense		$659				$(38)
Payroll taxes associated with share-based
compensation		10				-
Acquisition and exit costs:		1,081				-
Loss on disposal of long-lived asset		-				974
Other-than-temporary impairment losses		-				29
		$1,750				$965

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
TWELVE MONTHS ENDED DECEMBER 31, 2010 AND 2009
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense for 2010 and 2009; (2) elimination of payroll taxes associated with share-based compensation, (3) elimination of certain acquisition and associated exist costs, (4) elimination of loss on disposal of long-lived asset, (5) elimination of other-than-temporary impairment losses, (6) elimination of gain on sales of certain investments and (7) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition and exist costs, loss on disposal of long-lived asset and other-than-temporary impairment losses. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	TWELVE MONTHS ENDED DECEMBER 31, 2010				TWELVE MONTHS ENDED DECEMBER 31, 2009
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$252,492	$-		$252,492	$241,922	$-		$241,922
Other	2,902	-		2,902	3,649	-		3,649

Total revenue	255,394	-		255,394	245,571	-		245,571

Cost of revenues (1), (3)	44,086	(1,473)	(1), (3)	42,613	44,730	(1,263)	(1)	43,467
Gross profit	211,308	1,473		212,781	200,841	1,263		202,104

Operating expenses:
Sales and marketing (1), (3)	46,332	(3,104)	(1), (3)	43,228	37,006	(1,818)	(1)	35,188
Research, development and engineering (1), (3)	12,827	(1,260)	(1), (3)	11,567	11,657	(853)	(1)	10,804
General and administrative (1), (2), (3)	48,226	(9,847)	(1) (2) (3)	38,379	45,275	(7,134)	(1) (2)	38,141
Loss on disposal of long-lived asset (4)	-	-		-	2,442	(2,442)	(4)	-

Total operating expenses	107,385	(14,211)		93,174	96,380	(12,247)		84,133

Operating earnings	103,923	15,684		119,607	104,461	13,510		117,971

Other-than-temporary impairment losses (5)	-	-		-	(9,343)	9,343	(5)	-

Interest and other income, net (6)	6,714	(3,922)	(6)	2,792	2,661	(1,812)	(6)	849

Earnings before income taxes	110,637	11,762		122,399	97,779	21,041		118,820

Income tax expense (7)	27,590	4,599	(7)	32,189	30,952	4,221	(7)	35,173

Net earnings	$83,047	$7,163		$90,210	$66,827	$16,820		$83,647

Diluted net earnings per share	$1.81			$1.96	$1.48			$1.85

Diluted weighted average shares outstanding	45,941,843			45,941,843	45,138,001			45,138,001

(1) Share-based compensation expense:
Cost of revenues		$(1,217)				$(1,263)
Sales and marketing		$(1,826)				$(1,818)
Research, development and engineering		$(815)				$(853)
General and administrative		$(7,079)				$(7,084)
		$(10,937)				$(11,018)

(2) Payroll taxes associated with share-based compensation		$(211)				$(50)
(3) Acquisition and exit costs:
Cost of revenues		$(256)				$-
Sales and marketing		$(1,278)				$-
Research, development and engineering		$(445)				$-
General and administrative		$(2,557)				$-
		$(4,536)				$-

(4) Loss on disposal of long-lived asset		$-				$(2,442)

(5) Other-than-temporary impairment losses		$-				$9,343

(6) Gain on sales of investments		$(3,922)				$(1,812)

(7) Income tax adjustment, net impact of the items above
Share-based compensation expense		$3,397				$2,425
Payroll taxes associated with share-based compensation		61				17
Acquisition and exit costs:		1,141				-
Loss on disposal of long-lived asset		-				974
Other-than-temporary impairment losses		-				805
		$4,599				$4,221

j2 Global Communications, Inc.
Free Cash Flows

	Q1	Q2	Q3	Q4	YTD
2010
Net cash provided by operating activities	34,688	12,317	27,147	22,233	96,385
Less: Purchases of property and equipment	(86)	(495)	(692)	(569)	(1,842)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196	(102)	62
Add: IRS settlement*	-	14,223	-	-	14,223
	34,196	26,419	26,651	21,562	108,828
* Free cash flow of $26.4 million is before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

2009
Net cash provided by operating activities	31,152	20,362	26,469	23,850	101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	30,436	22,863	26,105	22,241	101,645

2008
Net cash provided by operating activities	27,411	23,840	15,676	23,789	90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	27,181	23,248	14,951	24,394	89,774